UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2017

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Morningstar, Inc. (Morningstar) held its Annual Shareholders’ Meeting on May 12, 2017, for the purpose of electing directors, approving Morningstar’s executive compensation, voting on the frequency of votes on executive compensation, and ratifying the appointment of KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm for 2017.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joe Mansueto	39,532,499	256,020	10,291	1,607,631
Kunal Kapoor	39,554,068	234,446	10,296	1,607,631
Robin Diamonte	39,533,392	251,209	14,209	1,607,631
Cheryl Francis	39,516,361	263,037	19,412	1,607,631
Steve Kaplan	39,387,692	391,661	19,457	1,607,631
Gail Landis	39,552,444	232,126	14,240	1,607,631
Bill Lyons	39,199,128	585,386	14,296	1,607,631
Jack Noonan	39,524,646	254,707	19,457	1,607,631
Caroline Tsay	39,732,142	52,527	14,141	1,607,631
Hugh Zentmyer	39,598,261	181,065	19,484	1,607,631

Morningstar’s executive compensation was approved with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,615,517	5,159,996	23,297	1,607,631

A frequency of every three years for future votes on executive compensation received the highest number of votes with the voting as follows:

Three Years	Two Years	One Year	Abstain
28,874,568	60,302	10,844,419	19,521

The appointment of KPMG as Morningstar’s independent registered public accounting firm for 2017 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
41,362,666	14,398	29,377

Item 8.01.  Other Events.

On May 12, 2017, Morningstar issued a press release announcing that its Board of Directors has approved a quarterly cash dividend of 23 cents per share payable July 28, 2017 to shareholders of record as of July 7, 2017.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 12, 2017 regarding quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 16, 2017	By:	/s/ Kunal Kapoor
	Name:	Kunal Kapoor
	Title:	Chief Executive Officer